                                                                   Exhibit 16(e)











                    CERTAIN PERFORMANCE DATA RELATING TO THE
                       GW NATIONAL MUNICIPAL INCOME FUND,
                            GW CORPORATE INCOME FUND,
                         GW EQUITY OPPORTUNITY FUND AND
                         GW STRATEGIC INTERNATIONAL FUND

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:             GW CORPORATE INCOME
                         n
FORMULA:          P(1+T)   = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).



                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND        07/18/90    $1,028.85    3.04%         @RATE (1,028.85 , 1,000 , 0.95)
INCEPTION** to   06/30/91

**  Period  =   0.95 Years


        *   LOTUS 123 @RATE function:

                 @RATE(fv, pv, term)    The periodic interest rate necessary for
                                        present value "pv", to grow to future
                                        value "fv", over the number of
                                        compounding periods in "term".


                             1/n
                           fv
                           --  -  1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITHOUT LOAD

FUND:             GW CORPORATE INCOME

                         n
FORMULA:          P(1+T)   = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND         07/18/90    $1,077.33         8.16%   @RATE (1,077.33 , 1,000 , 0.95)
INCEPTION** to    06/30/91

**Period     =    0.95 Years


         *   LOTUS 123 @RATE function:

                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --   -1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:             GW NATIONAL MUNI

                         n
FORMULA:          P(1+T)   = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).



                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND         07/18/90    $1,036.98         3.90%   @RATE (1,036.98 , 1,000 , 0.95)
INCEPTION** to    06/30/91

**Period     =    0.95 Years


         *   LOTUS 123 @RATE function:

                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --   -1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITHOUT LOAD

FUND:             GW NATIONAL MUNI

                         n
FORMULA:          P(1+T)   = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).



                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND        07/18/90     $1,085.84         9.06%   @RATE (1,085.84 , 1,000 , 0.95)
INCEPTION** to   06/30/91

**Period     =   0.95 Years


         *   LOTUS 123 @RATE function:

                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --   -1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:             GW EQUITY OPPORTUNITY

                         n
FORMULA:          P(1+T)   = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND         07/18/90     $922.08         -8.18%    @RATE (922.08 , 1,000 , 0.95)
INCEPTION** to    06/30/91

**Period     =    0.95 Years


         *   LOTUS 123 @RATE function:

                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --   -1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITHOUT LOAD

FUND:             GW EQUITY OPPORTUNITY

                         n
FORMULA:          P(1+T)   = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).



                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND         07/18/90     $965.53        -3.62%     @RATE (965.53 , 1,000 , 0.95)
INCEPTION** to    06/30/91

**Period     =    0.95 Years


         *   LOTUS 123 @RATE function:

                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --   -1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:             GW STRATEGIC INTERNATIONAL

FORMULA:          P(1+T) n = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).



                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND        07/18/90      $789.79      -22.00%      @RATE (789.79 , 1,000 , 0.95)
INCEPTION** to   06/30/91

**   Period  =   0.95 Years


         *   LOTUS 123 @RATE function:
                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --  -  1
                           pv

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITHOUT LOAD

FUND:             GW STRATEGIC INTERNATIONAL

FORMULA:          P(1+T) n = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                               ENDING     AVERAGE
                 DATES       REDEEMABLE   ANNUAL RATE
PERIOD           COVERED       VALUE      OF RETURN     * FORMULA
--------------   ---------   ----------   -----------   ------------------------------
FROM FUND         07/18/90     $827.00      -18.12%      @RATE (827.00 , 1,000 , 0.95)
INCEPTION** to    06/30/91

**   Period  =    0.95 Years


         *   LOTUS 123 @RATE function:

                           @RATE (fv, pv, term)  The periodic interest rate
                                                 necessary for present value
                                                 "pv", to grow to future value
                                                 "fv", over the number of
                                                 compounding periods in "term".

                             1/n
                           fv
                           --  -  1
                           pv